UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2004

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.
Date: August 3, 2004	By:	/s/ LEWIS R. BELOTE, III
Lewis R. Belote, III
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated August 3, 2004 of Homestore, Inc.